March 29, 1996



Dear Stockholder:

     It is a pleasure to invite you to the 1996 Annual
Stockholders' Meeting of SUN BANCORP, INC. ("SUN") to be held on April 25, 1996.

     The notice of the meeting and the proxy statement address the formal business of the meeting, which includes the election of directors and the ratification of the appointment of SUN's auditors for 1996. At the meeting, SUN's management will address other corporate matters which will be of interest to you.

     You are cordially invited to the stockholders' luncheon which will be served promptly after the close of the annual meeting. Should you desire to stay for lunch, please complete and return the accompanying RSVP postcard by April 12, 1996 to SUN at 2-16 South Market Street, P.O. Box 57, Selinsgrove, Pennsylvania 17870. The reverse side of the RSVP card has been designated for questions you would like addressed at the annual meeting.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy in the postage prepaid envelope as soon as possible. If you do attend the meeting and wish to vote in person, you must give written notice thereof to the Secretary of the Corporation so that your proxy will be superseded by any ballot that you submit at the meeting.

                    Sincerely,


          /s/ Raymond C. Bowen        /s/ Fred W. Kelly, Jr.

          Raymond C. Bowen            Fred W. Kelly, Jr.
          Chairman of the Board       President and CEO


Enclosures - Notice of Meeting
     Proxy Statement
     Proxy
     Luncheon Reply Card
     Return Envelope for Proxy

                                 PROXY
                                  FOR
                      ANNUAL STOCKHOLDERS' MEETING
                                  OF
                           SUN BANCORP, INC.
                       2-16 SOUTH MARKET STREET
                             P.O. BOX 57
                    SELINSGROVE, PENNSYLVANIA 17870

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SUN BANCORP, INC.
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 1996


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned
Stockholder of SUN BANCORP, INC. hereby constitutes and appoints Eleanor R. Springman and Walter C. VanNuys III
(neither of whom is a Director, Officer or Employee of SUN
BANCORP, INC.) and each or any of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution to attend and vote the shares of common stock of the undersigned of SUN BANCORP, INC. at the Annual Meeting of Stockholders of SUN BANCORP,
INC., to be held at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf, Pennsylvania, on Thursday, April
25, 1996, at 10:30 a.m., prevailing time, and at any adjournment or postponement thereof, upon all subjects that properly come before the meeting, including the matters described in the accompanying proxy statement, and especially:

                  PLEASE MARK ALL VOTES AS FOLLOWS

     1.  ELECTION OF DIRECTORS.

THE NOMINEES FOR THE BOARD OF DIRECTORS TO SERVE
FOR A THREE YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 1999
ARE:

                    David R. Dieck
                    Louis A. Eaton
                    Dr. Robert E. Funk
                    George F. Keller
                    Dennis J. Van

and until their successors are duly elected, qualified and take office.

PLEASE CHECK ONLY ONE OF THE BOXES BELOW.  IF BOX
(c) IS CHECKED, PLEASE CROSS OUT THE NAME OF EACH NOMINEE FROM THE LIST ABOVE FOR WHOM YOU WISH YOUR PROXIES NOT TO VOTE FOR IN THE ELECTION OF
DIRECTORS.

           (a) TO VOTE FOR all nominees listed above;
           (b) NOT TO VOTE FOR any of the nominees listed above;
           (c) TO VOTE FOR all the nominees listed above except those whose names are crossed out.

     2.  TO RATIFY THE APPOINTMENT OF PARENTE, RANDOLPH,
ORLANDO, CAREY & ASSOCIATES, CERTIFIED PUBLIC ACCOUNTANTS,
AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR SUN
BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 1996.

          FOR            AGAINST             ABSTAIN

          The Board of Directors recommends a vote FOR this proposal.

     3.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby ratifies and confirms all that said proxies and each of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE GIVEN BY THE STOCKHOLDER IN THIS PROXY, THE PROXYHOLDERS WILL VOTE FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF SUN BANCORP, INC. AND MAY BE REVOKED PRIOR TO
ITS EXERCISE UPON WRITTEN NOTICE THEREOF TO THE SECRETARY OF
THE CORPORATION.

     WITNESS the hand and seal of the undersigned, this ______ day of _____________ _________, A.D., 1996.


                         ________________________________
(SEAL)
                         Signature

                         ________________________________
(SEAL)
                         Signature

                         ________________________________
(SEAL)
                         Signature


Number of Shares Owned _____________              Signatures above will be
as of March 7, 1996                               determined to have been
                                                  signed for all matters in
                                                  this proxy whether appear-
                                                  ing on the face or the
                                                  reverse side of this proxy.

IMPORTANT NOTICE

     All joint owners should sign this proxy. Please sign this proxy as your stock is registered. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title. If there is more than one fiduciary, all should sign, for a corporation the person signing this proxy should show the full corporate title and be an authorized officer.

     Please sign where indicated and promptly return this proxy to SUN BANCORP, INC. in the enclosed self-addressed postage prepaid envelope. If you do not sign and return this proxy, or attend the meeting and vote, your shares will not be voted.

             NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON THURSDAY, APRIL 25, 1996

To the Stockholders of SUN BANCORP, INC. (the "Corporation"):

     NOTICE is hereby given that the ANNUAL MEETING OF
STOCKHOLDERS OF SUN BANCORP, INC., will be held at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf,
Pennsylvania on Thursday, April 25, 1996 at 10:30 a.m., prevailing time, for the following purposes:

1. To elect five (5) directors to serve for a three (3) year term and until their successors are elected, qualified and take office;
2. To ratify the appointment of Parente, Randolph, Orlando, Carey & Associates, Certified Public Accountants, as the independent certified public accountants for SUN BANCORP, INC. for the year ending December 31, 1996; and
3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Reference is hereby made to the accompanying proxy statement for details with regard to the above matters. The Board of Directors of the Corporation does not know of any matters, other than those listed above, which are likely to come before the meeting.

     Only stockholders of record on the Corporation's books at the close of business on March 7, 1996 will be entitled to vote at the meeting and any adjournment or postponement thereof.

                    By Order of the Board of
                    Directors of SUN BANCORP, INC.

                    /s/ Robert C. Longenberger

                    Robert C. Longenberger
                    Secretary

March 29, 1996
Selinsgrove, Pennsylvania

Important Notice

 To assure your representation at the meeting, please complete, date, sign and promptly mail the accompanying proxy in the return envelope which has been provided. No postage is necessary if mailed in the United States. Any person giving a proxy has the power to revoke it prior to its exercise and stockholders who are present at the meeting may then revoke their proxy and vote in person after giving written notice thereof to the Secretary of the Corporation.

                PROXY STATEMENT FOR ANNUAL STOCKHOLDERS'
                  MEETING TO BE HELD ON APRIL 25, 1996

GENERAL

Introduction, Date, Time and Place of Annual Meeting

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of SUN BANCORP, INC. ("SUN" or the "Corporation") of proxies to be voted at the 1996 Annual Meeting of Stockholders ("Annual Meeting"). The Annual Meeting is scheduled to be held on Thursday, April 25, 1996 at 10:30 a.m., prevailing time, at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf, Pennsylvania and at any adjournment or postponement of the Annual Meeting in accordance with the Annual Meeting notice and By-Laws of SUN. The address of the principal executive office of the Corporation is 2-16 South Market Street, P.O. Box 57, Selinsgrove, Pennsylvania 17870, telephone number
(717) 374-1131. All inquiries should be directed to Fred W. Kelly, Jr., President and CEO of SUN. The Corporation currently has two (2) wholly-owned subsidiaries, Sun Bank and Pennsylvania Sun Life Insurance Company. On December 1, 1993, Snyder County Trust Company ("Snyder County") and The Watsontown Bank ("Watsontown") were merged together under a common charter and with the name, Sun Bank.


Matters to be Submitted to the Stockholders at the Annual Meeting

     The Board of Directors does not know of any matters which are likely to be brought before the Annual Meeting other than the matters set forth in the accompanying notice of Annual Meeting of Stockholders. If any other matters are properly presented to the Annual Meeting for action, the persons named in the accompanying proxy and acting thereunder will vote on such matters in accordance with their best judgment.


Solicitation of Proxies for the Annual Meeting

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of the Corporation for use at the Annual Meeting. The approximate date upon which this proxy statement and the accompanying proxy and notice of the Annual Meeting will first be made available and first sent to the stockholders is on or about March 29, 1996. In addition to using the mails, proxies may be solicited by personal interview, telephone calls or telecopiers by the directors, officers and regular employees of the Corporation and its wholly-owned banking subsidiary, Sun Bank.


Cost of Solicitation of Proxies will be Paid by Corporation

     The Corporation will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the proxies, and any additional material which the Corporation may furnish to stockholders in connection with the Annual Meeting. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to their principals.

Discretionary Authority of Proxy - Right of Revocation of Proxy

     The accompanying proxy vests discretionary authority in the proxyholders to vote with respect to any and all of the following matters that come before the Annual Meeting: (i) matters about which the Corporation has no knowledge, a reasonable time before the proxy solicitation, that may be presented to the meeting, (ii) approval of the minutes of the most recent prior meeting of the stockholders, if such an action does not amount to ratification of the action taken at that meeting, (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve and (iv) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the accompanying proxy will vote in accordance with their best judgment.

     Stockholders giving a proxy have a right to revoke it by a written instrument, including a later dated proxy, signed in the same manner as the prior proxy and received by the Secretary of the Corporation prior to the commencement of the Annual Meeting.


Record Date - Voting Securities - Quorum

     The record date for the Annual Meeting is March 7, 1996. Only holders of record of common stock on the Corporation's books at the close of business on March 7, 1996 will be entitled to notice of and to vote at the Annual Meeting. On that date, the Corporation had outstanding 3,194,422 shares of common stock. The stockholders are entitled to one vote per share on any business which may properly come before the meeting. There is no cumulative voting with respect to the election of directors.

     If the accompanying proxy is appropriately marked, signed and returned in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy.
Any stockholder who wishes to withhold authority from the proxyholders to vote for the election of all the director nominees or to withhold authority to vote for any individual nominee as a director, may do so by marking the proxy to that effect and crossing out the name of the director on the proxy. No proxy may be voted for a greater number of persons than the number of nominees named. Signed proxies not marked to the contrary will be voted "FOR" the election of the nominees named below as directors of the Board of Directors and "FOR" the ratification of the appointment of the independent certified public accountants for the year ending December 31, 1996. Signed proxies will be voted "FOR" or "AGAINST" any other matter which lawfully comes before the Annual Meeting and any adjournment or postponement thereof, in accordance with the best judgment of the person acting by authorization of the proxy.

     Under Pennsylvania law and the By-Laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast, will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the five (5) nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders on such matter is required for the ratification of the appointment of independent certified public accountants. Abstentions and broker non-votes are not deemed to constitute "votes cast" and therefore do not count either for or against such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each such matter by reducing the total number of shares voted from which the required majority is calculated.

     The Corporation has no present reason to believe that any of the Board's nominees will be unable to serve as a director, if elected. The Board of Directors does not know whether any nominations will be made at the Annual Meeting other than those specified in this proxy statement. If any such nominations are made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons named as proxyholders will vote for those persons nominated by the Board and identified in this proxy statement.


Security Ownership of Certain Beneficial Owners

     As of March 7, 1996, no person was known by the Corporation to hold beneficially or of record, directly or indirectly, five percent (5%) or more of the outstanding common stock of the Corporation.


                    BOARD OF DIRECTORS

General

     The By-Laws of the Corporation provide that the Corporation's business shall be managed by a Board of Directors of not less than six (6) and not more than twenty five (25) directors. The Corporation's Board, as provided in the By-Laws, is divided into three (3) classes of directors, with each class being as nearly equal in number as possible. The Board of Directors consists currently of fourteen (14) directors with (i) five (5) directors in the class whose term expires at the annual meeting in 1996, (ii) four (4) directors in a class whose term expires at the annual meeting in 1997, and (iii) five (5) directors in the class whose term expires at the annual meeting in 1998.
Under the Corporation's By-Laws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for a term expiring with the next annual meeting, unless the directors are appointed by the Board after the stockholder record date for that meeting, in which case the person serves as a director until the annual meeting following that meeting. The directors in each class normally serve terms of three (3) years each and until their successors are elected, qualified and take office. All of the nominees are current directors of the Corporation.

General Information About the Board of Directors*

     The Corporation's and Sun Bank's Boards of Directors hold separate meetings.

     There were five (5) meetings of the Corporation's Board of Directors during 1995. Each incumbent director, other than Mr. John, Mr. Keller and Mr. Schnure, attended at least seventy five percent (75%) of the aggregate of the total number of meetings of the Corporation's Board of Directors held during the period for which such incumbent was a director and each incumbent director, other than Mr. Bingaman, Mr. Hormell, Mr. John, Mr. Keller and Mr. Schnure, attended at least seventy five percent (75%) of the total number of meetings held by all committees of the Board on which such incumbent served.

The Committees of the Corporation's Boards

     Executive/Asset & Liability Management Committee (the "Executive/ALCO"). The Executive/ALCO Committee of the Corporation's Board may exercise the full authority of the Board of Directors in the management of the business and affairs of the Corporation between meetings of the Board and coordinate and control the Corporation's asset/liability management procedures. The Committee reviews and makes recommendations to the Board of Directors on all matters relating to the programs of the Corporation that will accomplish its long and short range objectives and goals. During 1995, the Committee meetings were scheduled once per quarter. The Committee held four (4) meetings in 1995. The members of the Committee are: Raymond C. Bowen, Chairman; Max E. Bingaman; George F. Keller; Fred W. Kelly, Jr.; Lehman B. Mengel; and Jeffrey E. Hoyt, ex officio member as the Corporation's Vice President and Chief Financial Officer.

     Audit Committee. The Audit Committee recommends, for ratification by the stockholders, the independent certified public accountants which will be retained by the Corporation and Sun Bank. The Audit Committee approves services to be performed by the independent accountants. During 1995, the Committee meetings were scheduled at least once per quarter. The Committee held four (4) meetings in 1995. The members of the Committee are: Max E. Bingaman, Chairman; David R. Dieck; Louis A. Eaton; Dr. Robert E. Funk; Marlin T. Sierer; Jerry A. Soper; Jeffrey J. Kapsar, ex officio member as the Corporation's Internal Auditor; and Robert C. Longenberger, ex officio member as the Corporation's Secretary and Compliance/Loan Review Officer.

     Investment Committee. The Investment Committee, a subcommittee of the Executive/ALCO Committee, develops and implements a portfolio investment policy for the Corporation. The Committee meets at the call of any member of the Committee. During 1995, the Committee meetings were scheduled at least once per quarter. The Committee held three (3) meetings during 1995. The members of the Committee are: Jeffrey E. Hoyt, Chairman and ex officio member

________________

See Footnote Information Concerning Directors on Page 8.

as the Corporation's Vice President and Chief Financial
Officer; Raymond C. Bowen and Fred W. Kelly, Jr.

     Long Range Planning/Merger & Acquisition Committee (the "Long Range Planning/M&A"). The Long Range Planning/M&A Committee develops and implements the long range planning process for the Corporation and develops and implements the Corporation's policy concerning mergers and acquisitions. The Committee meets at the call of the Chairman of the Committee. During 1995, the Committee meetings were scheduled at least once per quarter. The Committee held seven (7) meetings during 1995. The members of the Committee are: Fred W. Kelly, Jr., Chairman; Raymond C. Bowen; Robert A. Hormell; George F. Keller; and Jeffrey E. Hoyt, ex officio member as the Corporation's Vice President and Chief Financial Officer.

     Nominating Committee. The Nominating Committee meets once a year, or more often if necessary, to consider or nominate candidates for directorships. The Committee will consider director nominees recommended by the Board and stockholders. Pursuant to Article II, Section 2 of the By-
Laws, a shareholder wishing to nominate a candidate must file a written notice of the nomination or candidacy with the Secretary of the Corporation not less than one hundred twenty (120) days prior to the election of directors. When submitting a recommendation to the Secretary, the stockholder must send biographical information about the candidate, together with a statement of the candidate's qualifications and any other data supporting the recommendation. If it is determined that the candidate has no conflicts of interest or directorships with other companies that would disqualify the candidate from serving as a director of the Corporation, the candidate's name will be presented to the Nominating Committee for consideration.
The Committee held two (2) meetings during 1995. The members of the Committee are: Jerry A. Soper, Chairman;
Louis A. Eaton; Dr. Robert E. Funk; Fred W. Kelly, Jr.;
Howard H. Schnure; and Marlin T. Sierer.

     Personnel and Retirement Committee. The Personnel and Retirement Committee meets to review the provisions of SUN's Pension Plan, 401(k) Plan and the Non-Qualified Supplemental Income Plan and recommends appropriate changes in any of their provisions and recommends to the Board, contributions to be made to the plans. In addition, the Committee determines the eligibility requirements for SUN's Pension Plan, 401(k) Plan and the Non-Qualified Supplemental Income Plan and those eligible to participate and obtain benefits pursuant to those plans. The Committee meets at the call of the Chairman of the Committee or the President of the Corporation. The Committee held eight (8) meetings during 1995. A subcommittee called the Compensation Committee, which is comprised of four (4) outside Directors (Mr. Bowen, Mr. Bingaman, Mr. Hormell and Mr. Soper), determines the executive compensation policy of SUN and administers SUN's Stock Incentive Plan and SUN's Employee Stock Purchase Plan. The Committee meets at the call of its Chairman and held two
(2) meetings in 1995. The members of the Personnel and Retirement Committee are: Raymond C. Bowen, Chairman; Max
E. Bingaman; Robert A. Hormell; Paul R. John; George F. Keller; Fred W. Kelly, Jr.; Jerry A. Soper; Dennis J. Van; Jeffrey E. Hoyt, ex officio member as the Corporation's Vice President and Chief Financial Officer; and Carol A. Swineford, ex officio member as Sun Bank's Vice President of Human Resources.

Members of the Boards of Directors - Biographical Information

            NOMINEES FOR ELECTION TO SERVE UNTIL 1999

     DAVID R. DIECK, age 62, President and co-owner of Lancaster Laundry, Inc., Lancaster, Pennsylvania, since July 1, 1990. He is a former Vice President and co-owner of Valley Glass Company of Sunbury, Pennsylvania, and a former partner in Valley Realty Company having sold his interest in both businesses as of June 30, 1990. Mr. Dieck was employed by Brush Industries in Sunbury, Pennsylvania, for thirty four (34) years serving in various capacities including Treasurer and General Manager and left that company in 1985. He has served on the Boards of the Corporation and Sun Bank since April of 1987 and he serves on the Audit Committee. Mr. Dieck's term as a director expires in 1996 and if elected as director will serve until 1999.

     LOUIS A. EATON, age 74, was a Sales Engineer since 1981 for Dorsey Trailers, Inc., a manufacturer and distributor of truck trailers and retired on December 31, 1986. He has served in various capacities with Dorsey Trailers, Inc. (formerly Trailco Manufacturing and Sales Co., Inc.) since 1947. He has served on Sun Bank's Board since 1979 and the Corporation's Board since 1982 and he serves on the Audit and Nominating Committees. Mr. Eaton's term as a director expires in 1996 and if elected as director will serve until 1999.

     DR. ROBERT E. FUNK, age 65, a practicing dentist in Watsontown having started his general dentistry office in 1957. He was elected to the Corporation's Board in 1993 and served on Sun Bank's Board since 1977 and he serves on the Audit and Nominating Committees. Dr. Funk's term as a director expires in 1996 and if elected as director will serve until 1999.

     GEORGE F. KELLER, age 62, Vice Chairman of the Corporation, Retired President of Keller Marine Service, Inc., a wholesale distributor of marine products. He is a past President of the National Marine Distributors Association. He has served on Sun Bank's Board since 1967 and the Corporation's Board since 1982, was appointed Vice Chairman of Sun Bank's and the Corporation's Board in 1990 and he serves on the Executive/ALCO, Long Range Planning/M & A and Personnel and Retirement Committees. Mr. Keller's term as a director expires in 1996 and if elected as director will serve until 1999.

     DENNIS J. VAN, age 49, is President and owner of The
Colonial Furniture Company, a manufacturer of quality home furniture located in Freeburg, PA. He has served on Sun
Bank's Board since 1990 and was appointed to the Corporation's Board on August 1, 1994, and he serves on the Personnel and Retirement Committee. Mr. Van's term as a director expires in 1995 and if elected as director will serve until 1999.

          DIRECTORS CONTINUING IN OFFICE UNTIL 1998

     MAX E. BINGAMAN, age 60, President since 1969 of Bingaman and Son Lumber Company, Inc., supplier of hardwood lumber to the furniture and cabinet industry, President since 1975 of Tru-Wood Corporation, engaged in the lumber dimensions business and Secretary/Treasurer since 1978 of Pine Creek Lumber, Inc., a saw mill. Mr. Bingaman serves as a director of the Hardwood Lumber Manufacturing of Penna. and Bethesda Treatment Center, a privately operated program for troubled youth, located in Milton. He has served on the Boards of Sun Bank and the Corporation since 1983 and his term as a director expires in 1998. He serves on the Audit, Executive/ALCO and Personnel and Retirement Committees.

     ROBERT A. HORMELL, age 48, is Assistant Director of the Susquehanna Economic Development Association - Council of Governments (SEDA-COG) which provides management of economic and community development for an eleven (11) county organization in central Pennsylvania. Mr. Hormell is a director of the Warrior Run Community Corporation. He has served on Sun Bank's Board since 1991 and was appointed to the Corporation's Board on August 1, 1994, and his term as a director expires in 1998. He serves on the Personnel and Retirement Committee.

     LEHMAN B. MENGEL, age 68, Chairman of L/B Water Service South, Inc. since 1984, which provides the water and sewer works industry with materials and service, a Director for Agtek Development Corp. and Director and Treasurer of the Sunbury Grouse Club. He has served on the Board of Sun Bank since 1974 and the Corporation's Board since 1982, and his term as a director expires in 1998. He serves on the Executive/ALCO Committee.

     HOWARD H. SCHNURE, age 85, owner from 1936 to 1984 and since 1984 part owner of Central Penn Wilbert Vault Company, manufacturer of burial vaults. He has served on Sun Bank's Board since 1967 and the Corporation's Board since 1982, and his term as a director expires in 1998. He serves on the Nominating Committee.

     MARLIN T. SIERER, age 73, prior owner for 32 years of the Sierer Brothers Fruit Farm, Inc. Mr. Sierer sold the business in 1974 and retired in 1985 from that company. He has served on the Boards of Sun Bank and the Corporation since 1982, and his term as a director expires in 1998. He serves on the Audit and Nominating Committees.

           DIRECTORS CONTINUING IN OFFICE UNTIL 1997

     RAYMOND C. BOWEN, age 80, Chairman of the Board of
Directors, retired Sales Representative for Cleveland
Brothers Equipment Company, engaged with that company in retail sales of heavy earth moving equipment from 1947 through 1982. He has served on Sun Bank's Board since 1967 and the Corporation's Board since 1982, having served as Vice Chairman of the Board from 1981 to 1985 and Chairman since 1986, and his term as a director expires in 1997. He serves on the Executive/ALCO, Investment, Long Range
Planning/M&A and Personnel and Retirement Committees.

     PAUL R. JOHN, age 58, is President of Ritz-Craft
Corporation of PA, Inc., a housing manufacturer located in Mifflinburg, PA; director of Lafayette Homes, a retail housing center in Lafayette, NJ; a director of Inter
Industry Reinsurance Co., LTD, an offshore foreign independent insurance company; and a director of the John
Family Foundation.  He has served on Sun Bank's Board since
1990 and was appointed to the Corporation's Board on August
1, 1994, and his term as a director expires in 1997. He serves on the Personnel and Retirement Committee.

     FRED W. KELLY, JR., age 51, President and Chief
Executive Officer of the Corporation and Sun Bank.  Mr.
Kelly is Vice President and a director of Wm. F. Groce,
Inc., a silk and fabric processing company in Selinsgrove, Pennsylvania, and Vice Chairman of Selinsgrove Area
Industrial Development, Inc.  He is a trustee and 1st Vice
President of Sunbury Community Hospital, Secretary of the
Central Susquehanna Valley Chamber of Commerce, Director of
Susquehanna University, a member of the Degenstein
Foundation and served as Chairman of the Government
Relations Policy Committee of the Pennsylvania Bankers
Association in Harrisburg. During 1993 and 1994, he has served as President and Chief Executive Officer of the Corporation since its formation in 1982 and as President of Sun Bank since 1975 and its Chief Executive Officer since
1981 and has served on Sun Bank's Board since 1975 and the Corporation's Board since 1982, and his term as a director expires in 1997. He serves on all the Board Committees of the Corporation other than the Audit Committee.

     JERRY A. SOPER, age 63, former Vice President of Ott Packagings, Inc., Selinsgrove, Pennsylvania, a manufacturer of paper box products having retired in February 1992. He has served on the Boards of the Corporation and Sun Bank since 1982, and his term as a director expires in 1997. He serves on the Audit, Nominating and Personnel and Retirement Committees.


* Footnote Information Concerning Directors

(1) References to service on the Board of Directors refers to Snyder County or Watsontown only prior to 1982 and to Snyder County, Watsontown and Corporation since 1982, unless specifically otherwise stated. Effective December 1, 1993, the Board of Directors of Snyder County and Watsontown were consolidated under a common charter with the title of Sun Bank, which has a 14 member Board. All ages of the directors are as of March 7, 1996, the record date for the Annual Meeting.

(2) The Corporation is not aware of any arrangement or understanding between a nominee or director pursuant to which he or any other person or persons were to be selected as a director or nominee.

Information Concerning Executive Officers of the Corporation*

     Name                 Title and Position                       Age
Fred W. Kelly, Jr.   President and Chief Executive                 51
                     Officer of the Corporation and Sun Bank

Mr. Kelly has served as President of Snyder County, incorporated as Sun Bank, since July 1975, having advanced from Vice President, and was appointed Chief Executive
Officer of Snyder County in 1981.  Mr. Kelly has served as
President and Chief Executive Officer of the Corporation since its establishment in 1982.

     Name                Title and Position                        Age
Jeffrey E. Hoyt     Vice President and Chief Financial             40
                    Officer of the Corporation and Senior
                    Vice President and Chief Financial
                    Officer of Sun Bank

Mr. Hoyt has served as Vice President and Chief Financial
Officer of Snyder County, now Sun Bank, since October 1988 and was appointed Senior Vice President and Chief Financial
Officer on October 26, 1995.  Mr. Hoyt has also served as
Chief Financial Officer of the Corporation since that date and was appointed as Vice President and Chief Financial
Officer in 1993.  Prior to joining Snyder County, now Sun
Bank, and the Corporation, Mr. Hoyt, a CPA and CFP, was employed in public accounting, and from 1981 until October
1988, was employed at the Williamsport National Bank, initially as its auditor and later as its controller.

          Name                Title and Position                  Age
Byron M. Mertz III     Vice President and Assistant               51
                       Secretary of the Corporation,
                       Vice President of Sun Bank and
                       President of the Watsontown
                       Bank, Incorporated as Sun Bank

Mr. Mertz has served as President of Watsontown, now Sun Bank, since March 1991. Mr. Mertz joined Watsontown as Vice President in August 1988 after having been employed by other financial/lending organizations for more than 20 years. Mr. Mertz was appointed as Vice President and Assistant Secretary of the Corporation on August 2, 1993. On December 1, 1993, Mr. Mertz was appointed a Vice President of Sun Bank.

     Name                     Title and Position                       Age
Robert C. Longenberger    Secretary and Compliance/Loan                61
                          Review Officer of the Corporation
                          and Vice President, Compliance/Loan
                          Review Officer and Secretary of Sun
                          Bank

Mr. Longenberger served as Treasurer of Snyder County, now Sun Bank, from 1970 through April 1978. From October 1975 to December 31, 1989, Mr. Longenberger had been in charge of Snyder County's, now Sun Bank's, Installment Loan Department. On January 1, 1990 and February 4, 1991, he was appointed Compliance/Loan Review Officer for Snyder County and the Corporation, respectively, with responsibility to develop and implement compliance and loan review programs. Mr. Longenberger was appointed Vice President of Snyder County in 1978 and Secretary of the Corporation and Snyder County in 1985.

     Name                     Title and Position                       Age
Jeffrey J. Kapsar        Internal Auditor of the Corporation           29
                         and Assistant Vice President and Internal
                         Auditor of Sun Bank

Mr. Kapsar began his banking career with Watsontown Bank in August 1990 and served as Assistant Vice President at
Watsontown until December 1, 1993.  He worked in the Audit
Department and was appointed as Internal Auditor of Snyder
County, now Sun Bank, and the Corporation in April 1995.


* Footnote Information Concerning Executive Officers

(1) Each executive officer of the Corporation serves at the pleasure of the Board of Directors. All ages of the executive officers are as of March 7, 1996, the record date for the Annual Meeting.

(2) The Corporation is not aware of any arrangement or understanding between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an officer of the Corporation.

(3) None of the above executive officers has any family relationship with any other executive officer or with any director of the Corporation.

    Security Ownership of Nominees, Directors and Executive Officers
                        of the Corporation
                                      Amount and Nature          Percentage of
                                        of Beneficial             Outstanding
                                         Ownership of             Corporation
                                       Common Stock as            Common Stock
Name                                  of March 7, 1996(1)            Owned
NOMINEES FOR ELECTION AS DIRECTORS
 FOR 3 YEAR TERMS EXPIRING IN 1999
David R. Dieck (2 )                         6,892                      .22
Louis A. Eaton (3)                          8,129                      .25
Dr. Robert E. Funk (4)                      3,550                      .11
George F. Keller (5)                      109,761                     3.44
Dennis J. Van (6)                          14,145                      .44

DIRECTORS WHOSE TERMS EXPIRE IN 1998
Max E. Bingaman (7)                        11,249                      .35
Robert A. Hormell (8)                       2,158                      .07
Lehman B. Mengel (9)                       50,889                     1.59
Howard H. Schnure (10)                     25,156                      .79
Marlin T. Sierer (11)                      15,585                      .49

DIRECTORS WHOSE TERMS EXPIRE IN 1997
Raymond C. Bowen (12)                      20,882                      .65
Paul R. John (13)                         104,516                     3.27
Fred W. Kelly, Jr. (14)                    19,081                      .60
Jerry A. Soper (15)                        37,968                     1.19

All directors and executive officers
   as a group (18 persons)                439,602                    13.76


      Footnote Information Concerning Security Ownership of Directors
                        and Executive Officers

(1) Unless otherwise indicated, the shares listed in the above table are owned directly by the individual, his wife, or both, or by others for the director's benefit or as custodian for the benefit of minor children, and the individual has sole voting and investment power with respect to the shares or such power is shared with his wife. The table lists those shares beneficially owned as of March 7, 1996. The
     Corporation does not know of any person who has or shares voting power and/or investment power with respect to more than 5% of the Corpora-tion's common stock.

(2) This includes 6,892 shares reported as owned beneficially by Mr. Dieck which are owned in the joint names of Mr. Dieck and Annetta M. Dieck, his wife.


(3) This includes 8,129 shares reported as owned beneficially by Mr. Eaton which are owned in the joint names of Mr. Eaton and Dorothy L. Eaton, his wife.

(4) This includes 167 shares reported as owned beneficially by Dr. Funk which are owned in the joint names of Dr. Funk and Marvene Funk, his wife.

(5) This includes 27,284 shares reported as owned beneficially by Mr. Keller which are owned in the joint names of Mr. Keller and Margaret E. Keller, his wife, 8,523 shares reported as owned by Mr. Keller which are owned by Margaret E. Keller, his wife, and 65,379 shares which are owned by Keller Marine Service, Inc.

(6) This includes 5,566 shares reported as owned beneficially by Mr. Van which are owned in the joint names of Mr. Van and Judith A. Van, his wife; 2,266 shares which are held in an Individual Retirement Account for Mr. Van; 2,595 shares which are held in an Individual Retirement
     Account for Judith A. Van, his wife and 3,718 shares which are owned by the Colonial Furniture Company.

(7)  This includes 9,519 shares reported as owned beneficially by Mr.
     Bingaman which are owned in the joint names of Mr. Bingaman and Martha
     Bingaman, his wife and 1,730 shares reported as owned by Mr. Bingaman held in a 401(k) account through Bingaman & Son Lumber, Inc.

(8) This includes 1,736 shares reported as owned beneficially by Mr. Hormell which are owned in the joint names of Mr. Hormell and Jean L. Hormell, his wife and 422 shares which are held in an Individual Retirement
     Account for Mr. Hormell.

(9) This includes 42,705 shares reported as owned beneficially and main-tained by Mr. Mengel in a revocable Trust and 8,184 shares reported as owned by Mr. Mengel which are owned by Rose L. Mengel, his wife and registered in the name of L & R Mengel Co.

(10) This includes 3,580 shares reported as owned beneficially by Mr.
     Schnure which are owned in the joint names of Mr. Schnure and his son, James Purdy Schnure, and 2,495 shares which are in the joint names of Mr. Schnure and his daughter, Sarah J. Lindsay.

(11) This includes 15,585 shares reported as owned beneficially by Mr. Sierer which are owned in the joint names of Mr. Sierer and H. Arlene Sierer, his wife.

(12) This includes 489 shares reported as owned beneficially by Mr. Bowen which are owned by Mary Jane Bowen, his wife, 1,351 shares which are owned in the joint names of Mr. Bowen and his wife and 1,738 shares which are held in an Individual Retirement Account for Mr. Bowen.

(13) This includes 101,744 shares reported as owned beneficially by Mr.
     John which are owned in the joint names of Mr. John and Mildred D.
     John, his wife and 2,772 shares reported as owned by Mr. John which are held by Merrill Lynch, Pierce, Fenner and Smith.

(14) This includes 14,558 shares reported as owned beneficially by Mr.
     Kelly which are owned by Donnell W. Kelly, his wife, 524 shares which are owned in the joint names of Mr. Kelly and Kyle D. Kelly, his son, and 524 shares which are owned in the joint names of Mr.
     Kelly and Matthew E. Kelly, his son.

(15) This includes 13,211 shares reported as owned beneficially by Mr.
     Soper which are owned in the joint names of Mr. Soper and Craig A.
     Ott Soper, his son; 13,216 shares reported as owned beneficially by Mr. Soper which are owned in the joint names of Mr. Soper and Kim
     Marie Soper, his daughter; 4,460 shares reported as owned beneficially by Mr. Soper which are owned in the joint names of M. Corrine Soper, his wife, and Craig A. Ott Soper, his son; 4,460 shares reported as owned beneficially by Mr. Soper which are owned in the joint names of
     M. Corrine Soper, his wife, and Kim Marie Soper, his daughter; and 2,373 shares which are held in an Individual Retirement Account for Mr. Soper and 248 shares which are held in a personal Trust Account of Mr. Soper.

Executive Compensation and Other Information

                         COMPENSATION COMMITTEE REPORT


     The Board of Directors has designated a Compensation Committee ("Committee"), a subcommittee of the Personnel and Retirement Committee, which consists of four (4) outside Directors. To accomplish the strategic goals and objectives of the Corporation, SUN and Sun Bank engage competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The fundamental philosophy of SUN's and Sun Bank's compensation program is to offer competitive compensation opportunities based on individual contribution and personal performance. The objectives of the Committee are to establish a fair compensation policy to govern executive salaries and incentive plans to attract and motivate competent, dedicated and ambitious executives whose efforts will enhance the products and services of SUN and its subsidiaries, the results of which should be improved profitability, increased dividends to our shareholders and subsequent appreciation in the market value of SUN's shares.

     The Compensation Committee does not deem Section 162(m) of the Internal Revenue Code (the "IRC") to be applicable to the Corporation at this time. The Compensation Committee intends to monitor the future application of Section 162(m) of the IRC to the compensation paid to its executive officers and in the event that this section becomes applicable, it is the intent of the Compensation Committee to amend the Corporation's compensation plans to preserve the deductibility of the compensation payable to executive officers under such plans.

     The compensation of SUN's Chief Executive Officer ("CEO") is determined by the Committee and is reviewed and approved annually by the Board of Directors. As a guideline for review in determining the CEO's base salary, the Committee uses information found in various surveys based on asset size within Pennsylvania and SUN's market region. Pennsylvania peer group banks are utilized because of common industry issues and competition for the same Executive talent.

     SUN's performance accomplishments using return on average assets ("ROA") and return on average equity ("ROE") are reviewed; however, there is no direct correlation between the CEO's compensation or the CEO's increase in compensation and any of the noted criteria nor is there any weight given by the Committee to any specific individual criteria. Increases in the CEO's compensation are based on the Committee's subjective determination after review of all information, including the above, that it deems relevant.

                    Members of the Compensation Committee

                         Raymond C. Bowen, Chairman
                         Max E. Bingaman
                         Robert A. Hormell
                         Jerry A. Soper


                 SUMMARY COMPENSATION TABLE

     The remuneration table contains information with respect to annual compensation for services in all capacities to the Corporation for fiscal years ending
December 31, 1995, 1994 and 1993 of those persons who were, at December 31, 1995, (i) the Chief Executive Officer and
(ii) the four (4) other most highly compensated executive officers of the Corporation to the extent such person's total annual salary and bonus exceeded $100,000:

     Annual Compensation 1/                    Long-Term Compensation
                                             Awards             Payouts
(a)         (b)   (c)    (d)     (e)          (f)     (g)     (h)      (i)
                             Other Annual  Restricted                All Other
Name and        Salary   Bonus  Compensa-     Stock   Options/ LTIP   Compensa-
Principal                       tion 2/      Award(s)   SARs  Payouts   tion
Position   Year   ($)    ($)      ($)          ($)     (#) 3/   ($)      ($) 4/
Fred W.
Kelly, Jr. 1995  140,300  27,382 11,612         0      8,662     0       21,634
           1994  132,741  25,008 11,750         0      9,000     0       21,191
           1993  129,037  23,187 11,963         0          0     0       21,524
__________________________

1/ Compensation deferred at election of executive includable in category and year earned.

2/ Includes (a) perquisites (No Director or Officer received in the aggregate more than $10,000 of personal benefits) and (b) the annual annuity payment credited to the insurance policy transferred in 1992.

3/ Options granted pursuant to SUN's Stock Incentive Plan and adjusted for 3 for 2 Stock Split effective December 1994, the 5% Stock Dividend granted June 1995 and the 10% Stock Dividend granted December 1995.

4/ Residual category includes: (a) employer contributions to defined contribution plan ($7,500); (b) employer contributions to a 401(k) plan
    ($4,500); and (c) employer contributions to a non-qualified supplemental retirement plan ($ 9,634). The respective amounts disclosed for 1994 were (a) $7,502; (b) $3,001; and (c) $10,688 and for 1993 were
    (a) $7,261; (b) $2,904; and (c) $11,359.

     Other than the compensation set forth in the above table and under the several plan captions below, the other compensation for services during 1995 aggregated less than the disclosure thresholds established by the Securities and Exchange Commission for other than the named executive officer.

OPTION/SAR GRANTS TABLE

                   Option/SAR Grants In Last Fiscal Year
                         Individual Grants

(a)          (b)           (c)          (d)           (e)            (f)
          Number of    % of Total
         Securities     Options/
         Underlying   SARs Granted   Exercise                       Grant
          Options/    to Employees   or Base                        Date
         SARs Granted   in Fiscal      Price       Expiration       Present
Name       (#) 1/         Year       ($/Sh) 2/       Date          Value ($)
Fred W.
Kelly, Jr.  8,662        24.88%       $25.00        7/17/05       $216,550.00
President
& CEO

________________________

1/ Reflects share adjustment based on 5% Stock Dividend granted June 1995 and the 10% Stock Dividend granted December 1995. The Options granted under the SUN BANCORP, INC. 1994 Stock Incentive Plan are not exercisable until January 20, 1997.

2/ Reflects price adjustment based on 5% Stock Dividend granted June 1995 and the 10% Stock Dividend granted December 1995.


        Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
                             Option/SAR Values
(a)              (b)              (c)            (d)               (e)

                                              Number of
                                             Securities          Value of
                                             Underlying        Unexercised
                                             Unexercised      In-the-Money
                                             Options/SARs    Options/SARs at
                                              FY-End (#)        FY-End ($)
               Shares            Value
             Acquired on        Realized     Exercisable/     Exercisable/
Name         Exercise (#)        ($)1/      Unexercisable    Unexercisable 1/
Fred W.
Kelly, Jr .       0                 0           0/8,662          $0/$17,324
President & CEO
________________________

1/ Market value of underlying securities at exercise or year-end, minus the exercise or base price and does not include any tax reimbursement pay-ments by registrant which are reportable under the "Other Annual
    Compensation Column" in the Summary Compensation Table.

Shareholder Return Performance Graph

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock against the cumulative total return of all NASDAQ stocks, SNL less than $500 Million Bank Index for the period of five fiscal years commencing January 1, 1991 and ending December 31, 1995.
The shareholder return shown on the graph below is not necessarily indicative of future performance.


            COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

               SUN BANCORP, INC. Common, All NASDAQ Stocks,
                And SNL Less Than $500 Million Bank Index

                                      PERIOD ENDING
                                       DECEMBER 31,

                        1990      1991      1992      1993     1994    1995
SNL<$500M BANK INDEX   100.00    138.00    194.18    226.91   230.34   297.62
NASDAQ TOTAL RETURN    100.00    160.56    186.86    214.51   209.68   296.30
SUN BANCORP-PA         100.00    102.77    148.04    274.70   338.20   464.19

Employment Contracts of SUN Executives

     On July 14, 1987, Mr. Kelly entered into a written five
(5) year employment agreement (the "Agreement") with SUN. The Agreement automatically renews for an additional year, unless either SUN or Mr. Kelly deliver notice of an intention to terminate the Agreement, prior to January thirtieth of that year. Mr. Kelly's Agreement was amended on December 19, 1988 and provides that Mr. Kelly will receive (i) a minimum annual base salary of $132,550 in 1995; (ii) a profit sharing pursuant to Sun Bank's Executive Incentive Plan; (iii) benefits under and the right to participate in any future or revised compensation and benefit plan or arrangements offered by SUN or Sun Bank during the term of the Agreement including SUN's Stock Incentive Plan and Employee Stock Purchase Plan; (iv) upon termination of his employment other than for cause, a benefit equal to that which would have been payable to Mr. Kelly pursuant to the defined contribution plan had he been employed for the full term of the Agreement; (v) upon his disability, benefits equal to his then current salary during the disability period until termination of his employment, subject to adjustments for payments made to him under any applicable disability plan; and (vi) his stated salary and profit sharing until the termination of the Agreement should his employment with SUN and/or Sun Bank be terminated for other than "cause" as defined in the Agreement which includes willful violation of the Agreement. If Mr. Kelly's employment was terminated by SUN, without cause, on December 31, 1995, Mr. Kelly would have received an aggregate amount of $662,750 for his services through January of 2000.


                    Future Remuneration

     The officer included in the remuneration table on page
14, as a named individual, may in the future receive benefits under one or more of the following ongoing plans.


SUN Defined Contribution Plan

     On August 6, 1990, SUN's Board adopted a Defined
Contribution Plan (the "Contribution Plan") and made it available to all eligible employees of Sun Bank.

     Under the Contribution Plan, a minimum of five percent (5%) of the employee's wages will be paid by Sun Bank and deposited in the Contribution Plan for the eligible employee at the end of each calendar year. No contribution on the part of the employee is required or permitted. The employee may choose to invest SUN's contribution in any of the investment options available under SUN's 401(k) Plan discussed below. After completion of five (5) years of active service, the employee will be vested in SUN's contributions made to the Contribution Plan on his/her behalf.

     To be eligible to participate in the Contribution Plan, an employee must be twenty-one (21) years of age and must work one (1) continuous year in which the employee has worked one thousand (1,000) hours. After completing the eligibility requirements, the employee will enter the Contribution Plan on January 1, or July 1, whichever date comes first. Non-employee directors, of SUN and its subsidiaries, are not eligible to participate in the Defined Contribution Plan.

     Normal retirement is age sixty-five (65) but early retirement may be elected by an employee who has reached age fifty-five (55) and has completed five (5) years of service. After becoming vested, the employee may choose to take a lump sum distribution or an annuity at retirement, disability, termination or death. Payment of benefits upon termination will be made after the year-end valuation which follows the employee's termination date. No loans or withdrawals are permitted from the Contribution Plan. Each employee's benefit is solely determined by the number of years that the employer has contributed to the Contribution Plan and the results of the employee's investment choices.

     For the executive officer named in the cash remuneration table reported on page 14, the estimated annual pension benefit upon retirement at age sixty-five (65) pursuant to the benefits from the Contribution Plan is $61,663.68 for Mr. Kelly. This estimated benefit does not take into consideration any future increases in the officer's base compensation rate, or the return on the employee's investment in the Contribution Plan, and is a life income ten (10) year certain benefit and would be actuarially reduced for a fifty percent (50%) joint and survivor annuity to the officer and his spouse.


SUN 401(k) Plan

     Effective January 1, 1990, SUN adopted and made available to eligible employees of Sun Bank, a profit sharing-savings plan (the "401(k) Plan") for which Snyder County, incorporated as Sun Bank, is the trustee. The 401(k) Plan is intended to comply with the requirements of
Section 401(k) of the Internal Revenue Code and is subject to the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"). Employees of SUN's subsidiary, Sun Bank, become eligible to participate in the 401(k) Plan on January 1st following their employment and eighteenth (18th) birthday. The participating employees (the "participants") may elect to have from two percent (2%) to fifteen percent (15%) of their compensation, as defined in the 401(k) Plan, contributed to the 401(k) Plan. SUN's Board will make a determination at the end of each year, subject to profitability, if a match will be approved. Under the Tax Reform Act, the maximum amount of elective contributions that could be made by a participant, during 1995, was nine thousand two hundred and forty dollars ($9,240.00) and the amount that can be contributed in 1996 is nine thousand five hundred dollars ($9,500.00). All officers and employees of Sun Bank, including the officer named in the Summary Compensation Table set forth herein, are eligible to participate in the 401(k) Plan. Non-employee directors, of SUN and its subsidiaries, are not eligible to participate in the 401(k) Plan.

     All elective contributions are immediately one hundred percent (100%) vested, however, matching contributions by the participant's employer are vested only after the employee has completed five (5) years of active service for the employer. Participants may direct the investment of elective contribution into a money market fund, bond fund, growth fund, an intermediate government trust fund, as well as the purchase of SUN common stock. All benefits payable under the 401(k) Plan may be paid in a lump sum or an annuity upon a participant's retirement, disability, termination of employment or death. A participant may also elect to receive benefits at the age of fifty-five (55) upon early retirement and withdrawal from the 401(k) Plan is permitted in case of immediate financial hardship.

Supplemental Income Plan

     In December 1992, SUN's Board approved a non-qualified Supplemental Income Plan retroactive to January 1, 1990. It was designed for the purpose of retaining talented executives and to promote in these executives a strong interest in the long term, successful operation of the Corporation.

     Ten (10) executives from Sun Bank participate in this plan. Each annual contribution is carried on Sun Bank's records in the participant's name and credited on December
31st of each calendar year. Interest is based on the prior year's average rate received on federal funds sold. No contribution on the part of the employee is required or permitted. Contributions cease at termination, death, retirement or disability. The Plan is an unfunded plan and is subject to the general creditors of the Corporation.

     Normal retirement is age sixty-five (65) but early retirement may be elected by an employee who has reached age fifty-five (55) and completed five (5) years of service. At retirement, termination, disability or death, the participant will receive an annual benefit for ten (10) years. Any portion of the year will be pro-rated. The Corporation reserves the right to accelerate the payment.

     The future estimated benefit does not take compensation into consideration and the amount credited to Mr. Kelly in 1995 is included in the "All Other Compensation" column of the Summary Compensation Table.


Executive Incentive Plan of Sun Bank

     During 1994, the Board of Directors of Sun Bank established an executive incentive profit sharing plan based on Sun Bank's profitability and the quality of the performance during the year of key Sun Bank officers designated by the President of Sun Bank. The plan is maintained for certain members of Sun Bank's management to promote a superior level of performance relating to Sun Bank's financial goals. The Personnel and Retirement Committee, with the approval of the Board of Directors, has established payment criteria based on achieving a stated earnings per share. Payments aggregating $134,799.09 were awarded under the previously disclosed profit sharing plan in 1995. During 1995, Mr. Kelly received payment under the profit sharing plan, and the amount is included in the "Bonus" column of the Summary Compensation Table.


Compensation of Directors

     All directors were paid a fee of $350 per quarterly or special meeting plus an annual retainer of $1,000, which was paid on a quarterly basis. A fee of $50 is paid for telephone conference calls and payment is made in the quarter in which the call occurred. Attendance is required for payment of the Board fee but not for the annual retainer. The Chairman, Vice Chairman and all other directors, who are not officers of the Corporation or any subsidiary, are paid for attending the Corporation's Committee meetings. Each outside director, the Chairman and Vice Chairman of the Corporation were paid $200 for each Executive/Asset & Liability Committee meeting which he attended. A fee of $100 for all other Committee meetings of the Board attended was paid for 1995 to each outside director, the Chairman and the Vice Chairman of the Corporation.

              TRANSACTIONS WITH MANAGEMENT


     There have been no material transactions, proposed or consummated, among the Corporation, or Sun Bank with any director, executive officer of those entities, or any associate of the foregoing persons. The Corporation, and Sun Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with their directors and officers and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers.

     Total loans outstanding from the Corporation and Sun Bank at December 31, 1995 to the Corporation's and the Banks' officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $10,692,370 or approximately 29.68% of the total equity capital of the Corporation. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934


     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's Officers and Directors, and persons who own more than ten percent (10%) of the registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.
Officers, Directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Corporation believes that during the period January 1, 1995 through December 31, 1995, its
Officers and Directors were in compliance with all filing requirements applicable to them.

PROPOSAL 1               ELECTION OF DIRECTORS

                         (Item 1 on the Proxy)

Nominees for Directors

     The following directors, whose terms expire at the 1996
Annual Meeting, have been nominated by the Corporation's
Board of Directors for election:

     To serve for a three (3) year term of office which expires at the 1999 Annual Meeting:

     David R. Dieck
     Louis A. Eaton
     Dr. Robert E. Funk
     George F. Keller
     Dennis J. Van

     If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, proxies may vote in favor of a substitute nominee as the Board of Directors shall determine or the number of nominees to be elected will be reduced accordingly and shares represented by the proxies will be voted to elect the remaining nominees. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve as directors.
                    ____________________

     Assuming the presence of a quorum, the five (5) nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Proxies solicited by the Board of Directors will be voted for nominees listed above unless the stockholders specify a contrary choice in their proxies.

     The Board of Directors recommends a vote FOR the nominees listed above.

PROPOSAL 2      RATIFICATION OF APPOINTMENT OF INDEPENDENT
                      CERTIFIED PUBLIC ACCOUNTANTS

                         (Item 2 on the Proxy)

     The Board of Directors has selected the firm of Parente, Randolph, Orlando, Carey & Associates, Certified Public Accountants, as its independent certified public accountants to audit the books, records and accounts of the Corporation for the year 1996. This firm served as the Corporation's independent auditors for the 1995 fiscal year. The Board is herewith presenting the appointment to the Corporation's stockholders for ratification at the Annual Meeting. This firm has an outstanding reputation in the accounting profession and is considered to be well qualified. The Corporation has been advised by Parente, Randolph, Orlando, Carey & Associates that none of its members has any financial interest in the Corporation. If the stockholders do not ratify this selection, the Board of Directors may consider the appointment of another firm. A representative of Parente, Randolph, Orlando, Carey & Associates will be at the Annual Meeting to answer any questions and will have an opportunity to make a statement if he so desires.

     The resolution being voted upon is as follows:

          RESOLVED, that the stockholders of the Corporation ratify and confirm the appointment of Parente, Randolph, Orlando, Carey & Associates, as the Corporation's, independent certified public accountants for the year 1996.

     The ratification of the selection of the independent certified public accountants requires the affirmative vote of at least a majority of the shares of common stock present in person or by proxy and entitled to vote at the meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless stockholders specify a contrary choice in their proxies.

     The Board of Directors recommends a vote FOR the resolution ratifying the appointment of Parente, Randolph, Orlando, Carey & Associates, Certified Public Accountants, as the Corporation's independent certified public accountants for the year 1996.


PROPOSAL 3                 OTHER BUSINESS

                        (Item 3 on the Proxy)


     Management does not know at this time of any other matters which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with the best judgment of the person acting by authorization of the proxies.


                    STOCKHOLDER PROPOSALS FOR 1997

     The Corporation's Annual Meeting of Stockholders will be held on or about April 24, 1997. Any stockholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to the President of SUN BANCORP, INC. at its principal executive offices at 2-16 South Market Street, P.O. Box 57, Selinsgrove, Pennsylvania 17870, not later than Monday, December 2, 1996.

                      ADDITIONAL INFORMATION

     A copy of the Annual Report of the Corporation and its subsidiaries, Sun Bank and Pennsylvania Sun Life Insurance
Company, for the fiscal year ended December 31, 1995, containing, among other things, consolidated financial statements certified by its independent public accountants, was mailed with this Proxy Statement on or about March 29, 1996 to the stockholders of record as of the close of business on March 7, 1996.



                    AVAILABILITY OF FORM 10-K

     UPON WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED WITHOUT CHARGE FROM THE CORPORATION'S VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, MR. JEFFREY E. HOYT, AT 2-16 SOUTH MARKET STREET, P.O. BOX 57, SELINSGROVE, PENNSYLVANIA 17870.


                    By Order of the Board of
                    Directors of SUN BANCORP, INC.

                    /s/ Robert C. Longenberger

                    Robert C. Longenberger
                    Secretary